                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   MEDJET INC.
                (Name of Registrant as Specified In Its Charter)
                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction applies:
               N/A

        2)     Aggregate number of securities to which transaction applies:
               N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A

        4)     Proposed maximum aggregate value of transaction:
               N/A

        5)     Total fee paid:
               N/A

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:  N/A

        2)     Form, Schedule or Registration Statement No.:  N/A

        3)     Filing Party:  N/A

        4)     Date Filed:  N/A

                                   MEDJET INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JUNE 22, 1998 AND
                                 PROXY STATEMENT




















                                                                    June 2, 1998

                                   MEDJET INC.
                           1090 KING GEORGES POST ROAD
                                    SUITE 301
                            EDISON, NEW JERSEY 08837

                          ---------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 1998


                          ---------------------------


To the Stockholders of Medjet Inc.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of the stockholders of Medjet Inc., a Delaware corporation (the "Company"), will be held on Monday, June 22, 1998 at Temple Beth-El, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 a.m., local time, for the following purposes:

                  1.   To  elect  five   directors  to  hold  office  until  the
         1999  Annual  Meeting  of Stockholders; and

                  2. To transact such other business as may properly be presented at the 1998 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 23, 1998 as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the 1998 Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available during regular business hours at the Company's headquarters for the ten days before the meeting, for inspection by any stockholder for any purpose germane to the meeting. To ensure that your shares will be represented at the 1998 Annual Meeting, please mark and sign the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend.

                                             By Order of the Board of Directors,

                                             /s/Thomas M. Handschiegel

                                             Thomas M. Handschiegel
                                             SECRETARY


Edison, New Jersey
June 2, 1998

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 1998 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.
--------------------------------------------------------------------------------


                                   MEDJET INC.
                           1090 KING GEORGES POST ROAD
                                    SUITE 301
                            EDISON, NEW JERSEY 08837

                             ----------------------

                                 PROXY STATEMENT
                             ----------------------



         This Proxy Statement is being furnished to stockholders of Medjet Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") from holders of the outstanding shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") and the Company's Common Stock, par value $.001 per share (the "Common Stock") (collectively, the Preferred Stock and the Common Stock are hereinafter referred to as the "Capital Stock"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held on June 22, 1998 at Temple Beth-El, 338 Walnut Avenue, Cranford, New Jersey 07016 (telephone 908-276-9231) at 9:30 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

         Only holders of record of the Capital Stock as of the close of business on April 23, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date, the Company had 110,000 shares of Preferred Stock issued and outstanding held by five holders of record and 3,686,280 shares of Common Stock issued and outstanding held by approximately 38 holders of record. Holders of Preferred Stock are entitled to
1.66 votes on each matter considered and voted upon at the Annual Meeting for each share of Preferred Stock held of record as of the Record Date. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record as of the Record Date. Holders of Capital Stock may not cumulate their votes for the election of directors. Shares of Capital Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SHARES REPRESENTED BY PROXY WILL BE VOTED BY THE PROXY HOLDERS "FOR" THE ELECTION, AS DIRECTORS OF THE COMPANY, OF THE FIVE NOMINEES NAMED BELOW TO SERVE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER WHICH MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING. The Proxy Statement and the accompanying proxy card are being mailed to Company stockholders beginning on or about June 2, 1998.

         Any holder of Capital Stock giving a proxy in the form accompanying the Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke the proxy. All written notices of revocation of proxies should be addressed as follows: Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837,
Attention: Corporate Secretary.

         Any holder of Capital Stock wishing to name as his or her proxy someone other than those designated on the enclosed proxy card may do so by crossing out the names of the two designated proxyholders and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. No more than two persons should be so designated. In such a case, it will be necessary that the proxy be delivered by the holder of Capital Stock to the person(s) named and that such person(s) named be present and vote at the meeting. Proxy cards on which other proxyholders have been named should not be mailed to the Company.

         A majority of shares of Capital Stock entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for action on a matter at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum at the Annual Meeting. The Company's Amended and Restated By-Laws provide that the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote on a matter at a meeting in which a quorum is present shall be the act of the stockholders, except as otherwise provided by law. The Delaware General Corporation Law provides that directors are elected by a plurality of the votes cast. Abstentions and broker non-votes have no legal effect on whether a nominee for director is elected but will have the same effect as votes against other matters being voted upon.

         The Company's principal executive offices are located at 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837. The telephone number of the Company at such office is (732) 738-3990.

                        PROPOSAL - ELECTION OF DIRECTORS

         Unless a stockholder specifies otherwise, each returned proxy card will be voted for the election to the Board of the five nominees who are named below. Each nominee has consented to being named as a nominee for director and agreed to serve if elected. Each nominee, if elected, would serve until his successor is elected at the Annual Meeting of Stockholders for 1999 and qualified or until his removal or resignation. If any nominee is unavailable for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes unless the Board of Directors chooses to reduce the number of directors. The Company is not aware of any circumstances that would render any nominee unavailable. Eugene I. Gordon and Sanford J. Hillsberg are the only nominees currently serving on the Board. The ages of the nominees are given as of April 30, 1998.

         THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

         o     EUGENE  I.  GORDON,  PH.D.,  age 67, is the founder and President
               - Technology Development of the Company and has been a director and Chairman of the Board of Directors since the Company's inception in December 1993. He is an inventor of the Company's hydro-epithelial keratoplasty ("HEK"), hydro-therapeutic keratoplasty ("HTK") and hydro-refractive keratoplasty ("HRK") keratome technology. From 1987 to 1988, Dr. Gordon served as Senior Vice President and Director of the Research Laboratories for Hughes Aircraft Co. He joined ATT Bell Laboratories in 1957 and retired in 1983 as Laboratory Director. Dr. Gordon has served as an adjunct professor in the department of Ophthalmology at the University of Medicine and Dentistry of New Jersey since 1994, and was a professor in the Department of Electrical and Computer Engineering at the New Jersey Institute of Technology from 1990 to 1994.

         o SANFORD J. HILLSBERG, age 49, has been a director of the Company since August 1996. Mr. Hillsberg has been engaged in the private practice of corporate law since 1973 and is currently the managing partner of Troy & Gould Professional Corporation in Los Angeles, California. From 1983 to 1993, he served as a director and Vice President of Medco Research Inc., a publicly-traded pharmaceutical research and development company.

         o EDWARD E. DAVID, JR, SC.D., age 73, has been a business consultant specializing in research, technology and innovation management and development since 1986. From 1977 to 1986, Dr. David served as President of Exxon Research and Engineering, where he directed research, development, engineering and technical services activities. From 1970 to 1973, Dr. David served as the Science Advisor to the President of the United States and Director of the White House Office of Science and Technology. Dr. David currently serves as a director of Intermagnetics General Corporation, InterVU, Inc., Protein Polymer Technologies Inc. and Spacehab, Inc., each a publicly-traded company.

         o MALCOLM R. KAHN, age 51, is presently a management consultant focused on high-tech company fundraising. From 1989 to 1998, Mr. Kahn was President and Chief Executive Officer of Membrex, Inc., a biotechnology and environmental membrane separations company. Prior to 1989, Mr. Kahn was Managing Director and Chief Executive Officer of Kratos Group PLC, an analytical instrument company focused on liquid chromatography, mass spectrometry and surface analysis systems.

         o STEVE M. PELTZMAN, age 51, is President, Chief Executive Officer, and a director of NuGene Technologies, Inc., a privately-held gene/drug delivery company. From 1994 to 1997, Mr. Peltzman was President and Chief Operating Officer of OSI Pharmaceutical ("OSIP," also known as Oncogene Science), and has been a member of its board since 1992. From 1984 until 1992, Mr. Peltzman was President, Chief Executive Officer and a director of Applied bioTechnology, whose cancer business was acquired by OSIP. Mr. Peltzman also serves on the board of Life Science Economics, a management consulting firm, and is a member of The Executive Committee.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

         The business and affairs of the Company are managed by the Board of Directors. The Board of Directors held eight meetings in 1997. Each member of the Board of Directors attended at least 75% of the aggregate meetings of the Board of Directors held during 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

         To assist it in carrying out its duties, the Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions, and all matters which would be considered by such a committee are acted upon by the full Board of Directors. Neither the Audit Committee nor the Compensation Committee held any formal meetings during 1997.

         The Audit Committee has two members and currently consists of James J. Bialek and Robert G. Donovan, neither of whom is an employee of the Company. The Audit Committee's primary function is to administer and oversee audits of the Company's books and accounts. The Compensation Committee has two members and currently consists of James R. Adwers, M.D. and James J. Bialek, neither of whom is an employee of the Company. The Compensation Committee's primary functions are to review the compensation for the Company's officers and directors and to advise the Board in administering the Company's 1994 Stock Option Plan, as amended and restated (the "Stock Option Plan").

COMPENSATION OF DIRECTORS

         Directors who are officers or employees of the Company receive no additional compensation for service as members of the Board of Directors or any committee thereof. With respect to future compensation of outside directors, each outside director will receive, pursuant to the Stock Option Plan, options to purchase 10,000 shares of Common Stock with an exercise price equal to $5.00 per share. The options will vest ratably to the extent of 50% of the shares of Common Stock covered thereby upon the earlier of each of the first and second anniversary of the date of grant or the day immediately preceding each successive annual meeting of stockholders subsequent to the date of grant, provided, that such director has served as a director of the Company through such date. Outside directors are reimbursed for out-of-pocket expenses incurred in connection with attendance of meetings of the Board. In 1997, Dr. Adwers and Messrs. Bialek, Donovan and Hillsberg received options to purchase 3,000, 5,500, 6,000 and 5,000 shares of Common Stock, respectively. The exercise price of such options ranged from $7.63 to $8.47 per share.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to, the Company's President - Technology Development, with respect to the years ended December 31, 1997 and 1996, and the only other executive officer of the Company whose cash and cash equivalent compensation exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers").


                                                                               SUMMARY COMPENSATION TABLE

                                                                           ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                     -------------------------------------------------------------        ----------------------
                                                                               OTHER ANNUAL                       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR        SALARY ($)        BONUS ($)       COMPENSATION ($)                  COMPENSATION ($)
---------------------------    ----        ----------        ---------       ----------------                  ----------------

Eugene I. Gordon ..........    1997         $169,900          $25,000            $ (1)                           $2,394(2)
 President - Technology        1996          122,617             --                (1)                            1,200(2)
    Development and
    Chairman of the Board
Thomas M. Handschiegel ....    1997         $101,100          $  --              $ (1)                             $412(2)
 Vice President - Finance      1996           76,408             --                (1)                               97(2)
    and Human Resources
    and Secretary

---------------------
(1)      Consists of perquisites in an amount less than the applicable reporting threshold.
(2)      Consists of payment of annual life insurance premiums.


STOCK OPTION GRANTS

         No options to purchase Capital Stock were granted by the Company to the Named Executive Officers during 1997.

OPTION EXERCISES AND YEAR-END VALUE

         No stock options or stock appreciation rights were exercised by the Named Executive Officers during 1997.

         The following table sets forth information regarding the number and year-end value of unexercised options to purchase Common Stock held at December 31, 1997 by each of the Named Executive Officers.


                                                                      1997 OPTION VALUES
                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED           "IN-THE-MONEY"(1)
                                                         OPTIONS AT FISCAL             OPTIONS AT FISCAL
                                                            YEAR-END (#)                  YEAR-END ($)
NAME                                                 EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                                 -------------------------    -------------------------

Eugene I. Gordon...........................                       0/0                     $ - /$ -
Thomas M. Handschiegel.....................                  3,333/6,667                5,083/10,167

---------------------
(1)      Options are  "in-the-money"  if the fair market value of the underlying securities  exceeds the exercise price of the options.  The amounts set forth  represent  the  difference  between  $7.125 per share,  the fair market value of the Common Stock  issuable upon exercise of the options at December 31, 1997, and the exercise price of the options, multiplied by the applicable number of options.


EMPLOYMENT AGREEMENTS

         Effective as of March 15, 1996, the Company entered into an employment agreement with Eugene I. Gordon as President, for an initial term of three years. The agreement, which was amended effective as of January 1, 1997, provides for a base compensation of $169,600 per year, including certain automobile allowances, bonuses aggregating a maximum of $75,000 for 1997 based upon the attainment of certain goals and other additional compensation as may be determined by the Board of Directors (without the participation of Dr. Gordon) in its sole discretion. The Board of Directors (without the participation of Dr. Gordon) may also increase such base compensation in its sole discretion. The agreement may be terminated for cause and contains proprietary information, invention and non-competition provisions which prohibit disclosure of any of the Company's proprietary information and preclude Dr. Gordon's competition with the Company for a period of two years after the termination of his employment with the Company. The Company has procured life insurance in the amount of $1 million to compensate it for the loss, through death or disability, of Dr.
Gordon.

         Effective as of March 18, 1996, the Company entered into an employment agreement with Thomas M. Handschiegel as Vice President-Finance and Human
Resources and Secretary, for an indefinite term. The agreement, which was amended effective January 1, 1997, provides for base compensation of $101,100 per year. The agreement may be terminated by either party at any time upon two weeks' prior notice and contains proprietary information, invention and non-competition provisions which prohibit disclosure of any of the Company's proprietary information and preclude Mr. Handschiegel's competition with the Company for a period of two years after termination of his employment with the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Capital Stock, as of April 30, 1998, by (i) each person known to the Company to own beneficially more than 5% of either class of the outstanding shares of Capital Stock, (ii) each director of the Company and each nominee for director of the Company (iii) the Named Executive Officers and
(iv) all executive officers and directors of the Company, as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective stockholders of the Company.


                                           Preferred Stock                  Common Stock
                                      ------------------------        -------------------------      Percentage of
 Name and Address of                  Number of      Percent           Number of        Percent      Total Voting
 Beneficial Owner                     Shares         of Class          Shares(1)        of Class         Power
--------------------                  ---------      --------         ----------        --------     -------------

Cam & Co. (2)                          25,000           22.7%           41,528 (3)         1.1            1.1
Donald Chaifetz (4)                    25,000           22.7            41,528 (3)         1.1            1.1
Mosdos Chinuch (5)                     10,000            9.1            16,611 (3)          *              *
Fernando Schecter (6)                  37,000           33.6            61,462 (3)         1.6            1.6
Mark Schmerlina (6)                    13,000           11.8            21,595 (3)          *              *
Eugene I. Gordon (7)                     __              __              1,591,687        43.2           41.1
Thomas M. Handschiegel (7)               __              __              6,375 (8)          *              *
James R. Adwers (9)                      __              __              3,000 (9)          *              *
James J. Bialek (10)                     __              __              7,500 (10)         *              *
Robert G. Donovan (11)                   __              __             12,000 (11)         *              *
Sanford J. Hillsberg (12)                __              __             55,527 (12)        1.5            1.4
Edward E. David, Jr. (7)                 __              __               __                __             __
Malcolm R. Kahn (7)                      __              __               __                __             __
Steve M. Peltzman (7)                    __              __               __                __             __
All executive officers and               __              __              1,676,089 (13)    45.0           42.9
directors as a group (6 persons)


--------------------------
  *      Represents beneficial ownership  of  less  than  1%  of the outstanding shares of Capital Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 30, 1998 are deemed outstanding.
         Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such beneficial owner's name.

(2)      Such  person's  business  address  is  486 Arbuckle Avenue, Cedarhurst,
         New York 11516.

(3) Consists of shares of Common Stock issuable upon conversion of the Preferred Stock held by such person.

(4)      Such person's business  address  is  1312  Allerbach  Avenue,  Hewlett,
         New York 11557.

(5)      Such   person's  business  address  is  35  Balfour  Place,   Brooklyn,
         New York 11225.

(6)      Such person's business address is c/o Yeshivat Tomechi Tmimim,  Shikoon
         Chabad, Lod, Israel POB 46.

(7)      Each  such  person's  business  address is 1090 King Georges Post Road,
         Suite 301,  Edison,  New Jersey 08837.

(8)      Includes 4,375 shares subject to exercisable options.

(9)      Such person's business address is 730 Central Avenue,  Murray Hill, New
         Jersey 07974. Consists of shares subject to exercisable options.

(10)     Such person's business address is One Becton Drive, Franklin Lakes, New
         Jersey  07417-1880.   Includes  5,500  shares  subject  to  exercisable
         options.

(11)     Such  person's  business  address  is Suite  300,  4  Landmark  Square,
         Stamford,   Connecticut   06901.   Includes  2,000  shares  subject  to
         exercisable warrants and 6,000 shares subject to exercisable options.

(12)     Such person's  business  address is 1801 Century Park East, Suite 1600,
         Los Angeles, California 90067. Includes 9,000 shares subject to exercisable options and 3,975 shares subject to exercisable warrants.
         Also includes 7,000 shares of Common Stock and exercisable warrants to purchase 7,000 shares of Common Stock owned by such person's spouse, as to which such person disclaims beneficial ownership.

(13)     Includes  27,875  shares  subject  to  exercisable   options and 12,975
         shares subject to exercisable warrants.


CERTAIN TRANSACTIONS

         In each of May and June 1996, Eugene I. Gordon, President - Technology Development and Chairman of the Board of Directors, made unsecured loans to the Company in the principal amounts of $100,000 and $65,000, respectively. The loans, on which interest accrued at the per annum rates of 7% and 9%, respectively, were repaid by the Company in full in May and June, 1997, respectively.


OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters which will be brought before the Annual Meeting. In the event that any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file reports of ownership and reports of changes in ownership with the Commission. Such persons are also required by Commission regulations to furnish the Company with copies of all such reports that they file. The Company believes that, during 1997, all such persons complied with all reporting requirements under Section 16(a), on a timely basis.


INDEPENDENT AUDITORS

         The firm of Rosenberg Rich Baker Berman and Company served as the Company's independent auditors for the fiscal year ended December 31, 1997 and has been selected by the Board of Directors to audit the books and accounts of the Company for the fiscal year ending December 31, 1998. Representatives of Rosenberg Rich Baker Berman and Company are expected to be present at the Annual Meeting and available to respond to appropriate questions. Rosenberg Rich Baker Berman and Company has advised the Company that neither it nor any of its principals has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by Rosenberg Rich Baker Berman and Company during 1997 were furnished at customary rates.

SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals submitted for inclusion in the proxy statement to be issued in connection with the Company's 1999 annual meeting of stockholders must be mailed to the Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837, and must be received by the Corporate Secretary on or before February 2, 1999.


COSTS OF SOLICITATION

         The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card, and the cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone or by regular employees of the Company without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Capital Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses incurred in connection with forwarding such material.

ANNUAL REPORT

         A copy of the Company's 1997 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing or calling Corporate Secretary, Medjet Inc., 1090 King Georges Post Road, Suite 301, Edison, New Jersey 08837, telephone (732) 738-3990.

                                 By Order of the Board of Directors



                                 Thomas M. Handschiegel
                                 SECRETARY

Edison, New Jersey
June 2, 1998

                                   MEDJET INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                              MONDAY, JUNE 22, 1998
                                    9:30 A.M.



                                  DIRECTIONS TO

                                 TEMPLE BETH-EL
                                338 WALNUT AVENUE
                           CRANFORD, NEW JERSEY 07016
                              PHONE: (908) 276-9231



FROM GEORGE WASHINGTON BRIDGE

Rt. 80 West to Garden State Parkway South to Exit 137. Turn right onto North Ave. to Walnut Ave. (5th traffic light). Turn left under trestle, 3 1/2 blocks to Temple on right.


FROM HOLLAND TUNNEL OR LINCOLN TUNNEL

N.J. Turnpike to Exit 14 Newark Airport, follow signs, Route 78 West, to Garden State Parkway South. Then follow directions above.


FROM VERRAZZANO BRIDGE

Staten Island Expressway to Goethals Bridge. Exit from Goethals Bridge via 1-278, to US 1-9 South. Go to 5th light (including light where I-278 merges with US 1-9). Landmarks: Benedict Motel, Exxon Station on left; park on right.

Turn right onto Stiles St., go to 5th light. Turn left onto Valley Road, go to 1st light. Turn right onto Walnut Ave., continue on Walnut Ave. past 1 light, under railroad trestle. Temple is on left, 0.4 miles beyond railroad.


FROM SOUTHERN N.J. AND PENNSYLVANIA

Garden State Parkway to Exit 135, bear left and follow circle beneath Parkway, past Shop Rite to first light. This is Raritan Road. Turn right and at next light turn left. This is Walnut Ave. Continue 3/4 mile to Temple on left (next to Walnut Ave. school).

[FRONT]                           MEDJET INC.
                                     PROXY

        THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 1998

            The undersigned  hereby appoints Eugene I. Gordon,  Ph.D. and Thomas
M. Handschiegel or either of them, as proxies, with full individual power of substitution to represent the undersigned and to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Temple Beth-El, 338 Walnut Avenue, Cranford, New Jersey on June 22, 1998 at 9:30 a.m. and any and all adjournments thereof, in the manner specified below. If this Proxy is returned without direction being given, the Proxy will be voted FOR proposal no. 1. The Board of Directors recommends a vote FOR proposal no. 1.


  1.    Election of directors

  NOMINEES:

  Eugene I. Gordon, Ph.D       |_| FOR all nominees listed above
  Sanford J. Hillsberg         |_| WITHHOLD AUTHORITY to vote for the following:
  Edward E. David, Jr., Sc.d.
  Malcolm R. Kahn
  Steve M. Peltzman

If you plan to attend the Annual Meeting of Stockholders in person, please so indicate by marking the box. |_|

[BACK]

     THIS PROXY, WHEN PROPERLY EXECUTED, SHALL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. Should any other matter requiring a vote of the stockholders arise, the persons named in this Proxy or their substitutes shall vote in accordance with their best judgment in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

                                    Dated:-------------------------, 1998


                                    -------------------------------------
                                                  Signature


                                    -------------------------------------
                                                  Signature

                                    Please  sign the Proxy  exactly as name
                                    appears.  When shares are held by joint
                                    tenants, both should sign. Executors, administrators, trustees or others signing in a representative capacity should indicate the capacity in which signed.

               PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.